UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2005

Avanir Pharmaceuticals

(Exact Name of Registrant as Specified in Charter)

California (State or other jurisdiction of incorporation)	001-15803 (Commission File Number)	33-0314804 (IRS Employer Identification No.)

11388 Sorrento Valley Road, San Diego, California (Address of Principal Executive Offices)		92121 (Zip Code)

Registrant’s telephone number, including area code: 858-622-5200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On February 10, 2005, the Company issued a press release announcing its results of operations for the three months ended December 31, 2004. A copy of this press release is furnished herewith as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “ filed” for purposes of Section 18 of the Securities Exchange of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated February 10, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avanir Pharmaceuticals (Registrant)
Date: February 10, 2005	/s/ Gregory P. Hanson, CMA
Gregory P. Hanson, CMA
VP Finance & CFO

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated February 10, 2005